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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 333-110306 of QLT Inc. on Form S-3 of our report dated February 4, 2003, appearing in the Annual Report on Form 10-K of QLT Inc. for the year ended December 31, 2002 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ DELOITTE & TOUCHE LLP

Vancouver, Canada

January 30, 2004



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